LASER CORPORATION


             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD MAY 25, 1999






To the Shareholders:


      The 1999 Annual Meeting of Shareholders of Laser Corporation (the "Company") will be held at the Company's headquarters, 2417 South 3850 West, Salt Lake City, Utah 84120 on Tuesday, May 25, 1999 at 9:00 a.m. MDT, for the following purposes:

      1. To elect four directors, each to serve until the next annual meeting of the Shareholders and until each of their successors is elected and shall qualify;

      2.  To ratify and approve the Laser Corporation 1999 Stock Incentive
Plan.

      3. To ratify the appointment of Tanner + Co. as the independent auditors of the Company; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement attached to this Notice. Only Shareholders of record at the close of business on April 8, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

      Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. You may revoke your Proxy and vote in person should you decide to attend the meeting.

                             By Order of the Board of Directors




                             Rod O. Julander, Secretary



Salt Lake City, Utah
April 14, 1999

=============================================================================
                         PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS

                                OF

                        LASER CORPORATION

                  -------------------------------


                             GENERAL


         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Laser Corporation (the "Company") for the 1999 Annual Meeting of Shareholders of the Company to be held on May 25, 1999, at 9:00 a.m. MDT, at the Company's headquarters, 2417 South 3850 West, Salt Lake City, Utah. Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Proxy Statement.

         The close of business on April 8, 1999, has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting. On such date there were outstanding and entitled to vote 1,387,538 shares of common stock. Each share of common stock is entitled to one vote on each matter to be considered at the meeting. For a description of the principal holders of such stock, see "Security Ownership of Certain Beneficial Owners and Management" below.

         Shares represented by Proxies will be voted in accordance with the specifications made thereon by the Shareholders. Any Proxy not specifying the contrary will be voted in favor of Management's nominees for directors of the Company, for ratification and approval of the Laser Corporation 1999 Stock Incentive Plan and for ratification of appointment of the certified public accountants.

         The Proxies being solicited by the Board of Directors may be revoked by any Shareholder giving the Proxy at any time prior to the Annual Meeting by giving notice of such revocation to the Company, in writing, at the address of the Company provided below. The Proxy may also be revoked by any Shareholder giving such Proxy who appears in person at the Annual Meeting and advises the Chairman of the Meeting of his intent to revoke the Proxy.

         The principal executive offices of the Company are located at 2417 South 3850 West, Salt Lake City, Utah 84120. This Proxy Statement and the enclosed Proxy are being furnished to Shareholders on or about April 14, 1999.

==============================================================================

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners


         The following table sets forth information as of March 31, 1999, as to each person who owns of record, or is known by the Company to own beneficially, more than five percent (5%) of any class of voting securities of the Company.

                                           Amount and
                                           Nature of       Percent
  Title          Name & Address            Beneficial         of
of Class      of Beneficial Owner         Ownership(1)      Class(2)
---------    -------------------------   -------------   -----------

Common            Reinhardt Thyzel(3)           521,739       35.4
                  Seestrasse 9,
                  8640 Rapperswil
                  Switzerland

Common            Dr. William H. McMahan(4)     192,619       13.0
                  3959 West 1820 South
                  Salt Lake City, UT 84104

Common            Paula F. Julander(5)           83,750        5.7
                  1467 Penrose Drive
                  Salt Lake City, UT 84103



         (1) Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

         (2) Unless otherwise noted, based upon 1,475,038 shares (including shares subject to options that are exercisable within sixty days) outstanding as of March 31, 1999.

         (3) Based upon information included in a Schedule 13D filed with the Securities and Exchange Commission ("SEC") on October 30, 1998.

         (4) Based upon information included on a Form 4 filed by Dr. McMahan, former Chairman and President of the Company, with the SEC on January 15, 1990.
         The Company has not received any amendments to this Form 4. Includes 22,080 shares held by Linda R. McMahan, Dr. McMahan's spouse.

         (5) Based upon information provided by Ms. Julander on a SEC Form 144 dated December 11, 1997.

==============================================================================

Security Ownership of Management

         The following table sets forth certain information as of March 31, 1999, regarding the ownership of each class of equity securities of the Company by each director or nominee for director of the Company and by all executive officers and directors as a group.

                                             Amount and
                                             Nature of          Percent
  Title          Name & Address              Beneficial           of
of Class      of Beneficial Owner            Ownership(1)       Class
--------     ---------------------         ---------------     --------

Common        B. Joyce Wickham                25,000              1.7

Common        Rod O. Julander                110,250(2)           7.5

Common        Mark L. Ballard                 23,524              1.6

Common        Elizabeth A. Whitsett            2,000               .1

Common        Reinhardt Thyzel               521,739             35.4

Common        All Executive Officers         682,513             46.3
                   and Directors as a
                   Group.  (5 persons)

         (1) Except as otherwise indicated, all shares listed include shares subject to options that officers and directors have the right to exercise within sixty days and are directly owned with voting and investment power held by the person named.

         (2) Includes 83,750 shares owned by Paula F. Julander, his wife, as to which Dr. Julander disclaims beneficial ownership.


         Ms. Wickham and Whitsett and Messrs. Julander, Ballard and Thyzel are required to annually report the acquisition of options granted pursuant to stock option plans of the Company on a Form 5. These reports were filed for 1998 and evidence the grant of options to the individuals named.

            On October 9, 1998, Mr. Reinhardt Thyzel acquired 521,739 shares of the Company's common stock for a purchase price of $600,000. Mr. Thyzel used his personal funds to acquire the shares. Because Mr. Thyzel owns 35.4% of the issued and outstanding shares of common stock of the Company, he could be deemed to control the Company.


Changes in Control

         The Company is unaware of any arrangement which may at a subsequent date result in any change of control of the Company.

=============================================================================
                PROPOSAL 1 - ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors shall be elected each year at the annual meeting of the Shareholders of the Company. At the 1999 Annual Meeting, the Board of Directors will nominate B. Joyce Wickham, Rod O. Julander, Mark L. Ballard and Reinhardt Thyzel for election as directors of the Company. Upon election, the directors will serve until the next Annual Meeting of the Shareholders or until their successors have been elected and qualified. The Board of Directors believes that all of the nominees will be available and able to serve as directors.

         In the absence of instructions to the contrary, the persons named in the Proxy will vote the Proxies "FOR" the election of the nominees listed below, unless otherwise specified in the Proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve, but if any nominee should become unable to serve, the Proxies will be voted for such other person as the Board of Directors shall recommend.

         Certain information concerning the nominees to the Board of Directors is set forth below:

                                                      Has Served
Name of                    Company                    as Director
Nominee       Age       Position Held                    Since
-------      ----      --------------------------     -----------

B. Joyce      47        Director, Chairman,               1989
Wickham                 President, Chief
                        Executive Officer
                        and Treasurer

Rod O.        65        Director and Secretary            1989
Julander

Mark L.       51        Director, Vice President          1994*
Ballard                 and Assistant Secretary

Reinhardt     50        Director                          1998
Thyzel

*  Mr. Ballard served as a Director of the Company from June 1983 to October
   1987.


Board and Committee Meetings

         There were ten meetings of the Board of Directors during the last fiscal year. Each of the directors attended at least seventy-five (75%) of the meetings held. For a description of directors' fees, see "Executive Compensation - Compensation of Directors." The Board of Directors has designated Audit, Stock Option, and Executive and Compensation Committees. At the present time, Rod O. Julander and Elizabeth A. Whitsett are the members of the Audit and Executive and Compensation Committees. Dr. Julander and Elizabeth A. Whitsett are members of the Stock Option Committee, employee

=============================================================================
plan. B. Joyce Wickham and Mark L. Ballard are members of the Stock Option Committee, director plan.

            The functions performed by the Audit Committee include (i) meeting with the Company's independent auditors to discuss the scope of the auditors' annual review of the Company's financial statements, procedures recommended by the auditors, and the results of the auditors' annual review, and (ii) reporting and making recommendations to the Board of Directors. The Audit Committee held one meeting in 1998.

            The functions performed by the Executive and Compensation Committee are to periodically review the compensation paid to officers of the Company and to make recommendations to the Board of Directors concerning such compensation. The Executive and Compensation Committee held one meeting in 1998.

            The functions performed by the Stock Option Committee, employee plan, include (i) administering the Company's employee stock option plans, and
(ii) determining eligible officers and employees to whom any stock options should be granted pursuant to the stock option plans, the number thereof, and the terms of any such grants. This Stock Option Committee held two meetings in 1998.

            The functions performed by the Stock Option Committee, director plan, include (i) administering the Company's director stock option plans, and
(ii) determining eligible directors to whom any stock options should be granted pursuant to the stock option plans, the number thereof, and the terms of any such grants. This Stock Option Committee held two meetings in 1998.


Executive Officers and Directors

         The executive officers, directors, and significant employees of the Company are listed on the following table:

         Name                     Position                 Age
------------------          --------------------------    -----

B. Joyce Wickham             Chairman, Director,           47
                             President, Chief
                             Executive Officer
                             and Treasurer

Mark L. Ballard              Director, Vice President      51
                             and Assistant Secretary

Rod O. Julander              Director and Secretary        65

Elizabeth A. Whitsett        Director                      52

Reinhardt Thyzel             Director                      50

=============================================================================
         The term of each executive officer is one year. Officers are elected each year at the Annual Meeting of the Board of Directors.


         Certain information regarding the business experience of these executive officers, directors and significant employees is set forth below.

         B. Joyce Wickham. Ms. Wickham was elected Chairman of the Board, President and Chief Executive Officer, and Treasurer of the Company in 1989. She has served in those capacities since that time, except for the period from June 1989 until December 1990 when she served solely as Chairman of the Board and Treasurer. Ms. Wickham has been employed by the Company and its subsidiaries or associated companies since 1981, with the exception of one year during 1988-1989 at which time she was employed with McMahan Enterprises and Kaye Corporation in General Management and as Director of Personnel and Operations. Ms. Wickham has held various executive positions for the Company including Manager of American Laser GmbH, Munich, Germany, Manager of the Company's Taipei, Taiwan material procurement operations, Manager of Optical Computer, Inc. and President of Southfork Electronics, Inc. Ms. Wickham holds a Bachelor of Science Degree in Psychology from Brigham Young University.

         Mark L. Ballard. Mr. Ballard currently is employed by the Company as Vice President of Laser Corporation and President of American Laser. He was elected to these positions in May 1991 and June 1994, respectively. Prior to May 1991, Mr. Ballard held various executive, officer and director positions for the Company and its subsidiaries. He has been employed by the Company since 1975, with the exception of one year during 1983-1984 at which time he was President and a director of HGM. Mr. Ballard holds a Bachelor of Arts degree in Accounting from Utah State University.

         Rod O. Julander.  Dr. Julander was elected to the Board of
Directors and as Secretary of the Company in 1989. Dr. Julander has been a Professor of Public Administration at Weber State University, Ogden, Utah, since 1960 and is Chairman of the Political Science Department. In 1984 he was a consultant for University of Utah Center for Public Administration, and a lobbyist for the Utah Chapter of the National Association of Social Workers and the Utah Society of Radiologic Technologists. In 1967 he was Personnel Consultant at Hill Air Force Base, Utah and from 1965 to 1966 was Executive Director of the Utah Committee on Children and Youth. Dr. Julander received his Bachelor of Science and Master of Science in Philosophy and his Ph.D. in Political Science from the University of Utah.

            Elizabeth A. Whitsett. Ms. Whitsett was elected to the Board of Directors February 20, 1998. Ms. Whitsett has been a practicing attorney since 1978. Currently she is employed by Huntsman Corporation, Salt Lake City, Utah in the position of Associate General Counsel. Huntsman Corporation and its affiliated companies manufacture and market a variety of specialty and industrial chemicals and polymers worldwide. Prior to 1993 Ms. Whitsett was a partner in the law firm of Van Cott, Bagley, Cornwall & McCarthy in Salt Lake City, Utah. Ms. Whitsett received her Juris Doctorate from the University of

=============================================================================
Southern California in 1978, a MAT from Yale University in 1969 and a Bachelor of Arts degree in 1967 from Stanford University.

            Reinhardt Thyzel. Mr. Thyzel was elected to the Board of Directors October 16, 1998. Mr. Thyzel is currently President and founder of A.R.C. AG, Switzerland, a company engaged since 1997, in the development of medical lasers. In 1996 Mr. Thyzel founded A.R.C. GmbH in Germany for the development and sales of dermatological and dental lasers. From 1989 through 1996 Mr. Thyzel was a consultant for Spectron Laser Systems, England. Mr. Thyzel provided the key experience and management to expand Spectron's scientific product line to a sucessful industrial laser line. During 1977 Mr. Thyzel founded Meditec, GmbH in which he was the owner and President. This company developed, manufactured and sold medical lasers primarily in the field of ophthalmology until 1989 when it was sold. Mr. Thyzel received his degree in engineering in 1972 and is a resident of Switzerland.

         Dr. Julander, Ms. Whitsett and Mr. Thyzel are employed full time in activities which do not involve the Company. Ms. Wickham is employed full time by the Company as its President, Chief Executive Officer and Treasurer. Mr. Ballard is employed full time by the Company as its Vice President and Assistant Secretary. If any outside director is requested to perform services for the Company beyond normal service as a director, such director will be compensated for the performance of such services at rates to be agreed upon by such director and the Company.

         There are no family relationships between any directors or executive officers of the Company.


                      EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash remuneration paid by the Company for services rendered in all capacities during the last fiscal year by its Chief Executive Officer and by its most highly compensated executive officers whose cash remuneration from the Company and its subsidiaries exceeded $100,000. No executive officer received cash remuneration in excess of $100,000 in 1998.

                    Summary Compensation Table

                                                      Long Term Compensation
                                                     -----------------------
                             Annual Compensation         Awards      Payouts
                            ---------------------    -----------------------
   (a)              (b)     (c)     (d)     (e)         (f)      (g)
                                           Other    Securities
                                           Annual   Underlying All Other
Name and           Year                    Compen-  Options/   Compen-
Principal          Ended   Salary  Bonus   sation(1)  SARs    sation(2)
Position          Dec. 31   ($)     ($)     ($)        (#)      ($)
-------------------------------------------------------------------------
B. Joyce Wickham   1998   $72,100  $20,505(3) $609   2,000    $4,715
President, Chief   1997   $72,100  $ 7,983    $416   5,000    $4,160
Executive Officer, 1996   $72,100  $ 7,983    $659   5,000    $5,547
and Director

No payments were made for Long Term Compensation-Restricted Stock Awards or Long Term Compensation-LTIP Payout.

(1) Amounts include Company payments for additional health insurance coverage.

(2) Payments in lieu of vacation earned.

(3) Paid for bonus earned during fiscal 1997.

==============================================================================
Other Compensation

         Ms. Wickham's Employment Agreement provides to Ms. Wickham, as additional compensation, a payment equal to fifty percent (50%) of the price actually paid by her to purchase stock of the Company during any calendar year of her employment, up to a maximum of ten percent (10%) of her annual compensation for such year. Ms. Wickham has not purchased any shares pursuant to this provision.

         The Company does not have a key-man life insurance policy on the life of any executive officer or director. The Company provides health and life insurance to its employees. The Company had no other retirement, pension or similar programs in 1998. In 1990, the Company established a 401(k) retirement program for employees. The Company did not make a contribution to the Plan in 1998.


Stock Option Plans

         The Company has two shareholder approved stock option plans for key employees: an incentive stock option plan pursuant to which incentive stock options to purchase a maximum of 62,500 shares of common stock may be issued and a non-statutory stock option plan pursuant to which non-qualified stock options to purchase 62,500 shares may be issued. Amounts shown have been adjusted to take into account the five for four stock dividend issued to the shareholders on February 18, 1998. No stock options were granted under these plans in 1998. Both plans expired on June 30, 1998. There are 42,500 shares that remain exercisable under the incentive stock plan and 15,000 shares that remain exercisable under the non-statutory stock option plan. The maximum term of options granted under either plan is five years. Each of the plans provides that if the optionee's employment by the Company is terminated for any reason the option shall thereupon expire and any and all right to purchase shares pursuant thereto shall terminate ninety days after the optionee's employment terminates. On May 28, 1998, the Stock Option Committee of the Board of Directors approved a new non-qualified stock incentive plan. The plan provides for the issuance of stock options, performance stock units and restricted stock units. The maximum number shares of the Company's common stock reserved and available for issuance under the non-qualified plan is 150,000 shares. The Stock Option Committee of the Board of Directors administers the plan and has discretion to determine the terms of options granted under each plan. Such terms include the exercise price of each option, the number of shares subject to each option, and the exercisability of such options. Options issued under the plan must be granted at the fair market value on the date of grant. A stock option granted under the plan will become exercisable in two increments. The first third is immediately exercisable and the remaining two-thirds is exercisable upon the first anniversary date of the grant. The maximum term of options granted under the
plan is ten years.   The plan provides that if the optionee's employment by
the Company is terminated for any reason the unvested portion of any restricted stock unit awards or performance stock unit awards will be canceled. Stock options held by an employee who is terminated for any reason other than death, disability, without cause or constructive termination, may be exercised within 90 days following such termination, to the extent the

===========================================================================
option was exercisable. During 1998, options to purchase an aggregate of 4,000 shares of common stock at an exercise price of $1.125 per share were granted to two officers. The stock incentive plan, as approved, expires on January 1, 2008.


     The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to any of the executives named in the Summary Compensation Table above.


              Option/SAR Grants in Last Fiscal Year



                          Individual Grants
-----------------------------------------------------------------------------
      (a)              (b)            (c)             (d)        (e)
                    Number of      % of Total
                    Securities    Options/SARs
                    Underlying      Granted        Exercise or   Ex-
                   Options/SARs      During        Base Price  piration
     Name           Granted (#)    Fiscal Year(1)   ($/share)    Date
-----------------------------------------------------------------------------
   B. Joyce Wickham   2,000           20 %           $1.125    Dec. 2008



(1) The percentage is based on the total of options to purchase 10,000 shares granted in 1998.



Stock Bonus Plan

         In January 1985, the Board of Directors adopted a Stock Bonus Plan (the "Stock Bonus Plan") to provide stock bonuses to qualified employees of the Company. 62,500 shares of the Company's common stock have been reserved for issuance under the Stock Bonus Plan.

         The Board of Directors has discretion to determine qualified employees to whom stock bonuses should be awarded, the number of shares to be granted to each qualified employee and any restrictions to be placed upon the shares. No more than 1,000 shares may be granted to any one employee during any fiscal year. Employees are not required to pay cash or other consideration for shares awarded under the Stock Bonus Plan. As of March 31, 1999, the Company had granted 1,058 shares of common stock under the stock bonus plan, all of which were issued prior to 1987.

=============================================================================
Director Options

         On October 16, 1987, the Board of Directors adopted a resolution, ratified by the Shareholders of the Company, granting all non-employee directors five-year options to purchase 10,000 shares of common stock, at the end of each six months of service as a director, at the last reported sale price on the date of grant. Such options will not be granted under the incentive or non-statutory stock option plans. On March 22, 1990, the Board of Directors adopted a resolution terminating the director option program. On May 29, 1992 the Board of Directors reinstated this option plan whereby each outside director would be granted a five-year option to purchase 2,000 shares of common stock at the end of each six months of service as a director beginning on June 1, 1992. The plan provides that if a director shall cease to be a director of the Corporation for any reason the option may be exercised
by the former director at any time within one year after such cessation.   A
formalized Stock Option Plan and Stock Option Agreement was adopted on September 10, 1992, effective May 29, 1992. On June 1, 1993 the plan was amended to change the method of calculating the exercise price to that of the employee's Incentive Stock Option Plan. All amounts shown have been adjusted to take into account the five for four stock dividend. During 1994, options to purchase an aggregate of 2,500 shares of common stock at an exercise price of $1.144 per share and an aggregate of 2,500 shares of common stock at an exercise price of $4.104 per share were granted. Options were granted in 1995 to purchase an aggregate of 2,500 shares of common stock at the exercise price of $2.90 per share and an aggregate of 2,500 shares of common stock at an exercise price of $1.90 per share. In 1996, options to purchase an aggregate of 2,500 shares of common stock at an exercise price of $2.40 per share and an aggregate of 2,500 shares of common stock at an exercise price of $2.00 per share were granted. Options were granted in 1997 to purchase a aggregate of 2,500 shares of common stock at the exercise price of $1.30 per share and an aggregate of 2,500 shares of common stock at the exercise price of $3.728 per share. During 1998, options to purchase as aggregate 2,000 shares of common stock at an exercise price of $2.0155 and an aggregate of 4,000 shares of common stock at an exercise price of $1.125 per share were granted.


Termination of Employment Arrangement

         Employment Agreements between B. Joyce Wickham and the Company and Mark L. Ballard and the Company, provided that in the event of termination by the Company of their employment, Ms. Wickham shall be entitled to twelve months of severance benefits at the time of termination and Mr. Ballard shall be entitled to eleven months of severance benefits at the time of termination, unless such termination shall be for cause, lack of performance, resignation or by reason of death.

===============================================================================
Compensation of Directors

         Board members who are also employees of the Company do not receive any directors' fees. Non-employee Board members receive $10,000 per year in directors' fees. Directors are reimbursed for their expenses of attending meetings outside the area in which they live.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Reinhardt Thyzel, a director and significant stockholder of the Company, is an owner and officer of A.R.C. GmbH, Germany and A.R.C. AG, Switzerland (collectively "A.R.C."). The Company is currently selling laser products to and purchasing components and sub assemblies from these entities. During 1998 sales to A.R.C. totaled $269,860. Purchases by the Company from A.R.C. in 1998 totalled $57,992. In addition, the Company and A.R.C. have formed a stratgic partnership for the development, marketing and sales of new medical products. The Company has a distribution agreement with A.R.C. AG for rights to sell and manufacture the complete Dodick Photolysis medical system. This agreement includes a royalty fee to be paid to A.R.C. and exclusive rights to sell in the U.S.A., Canada, Mexico and Brazil.

         The Company's administrative offices and assembly facilities for its laser products are located in an approximately 46,000 square foot building in Salt Lake City, Utah, which is owned by Dr. McMahan, former Chairman and President of the Company, who owns approximately thirteen percent (13%) of the stock of the Company. The Company leases the building from Dr. McMahan pursuant to a lease agreement which terminates on April 30, 1999. The annual base rent for the facility is $236,725.



 PROPOSAL 2 - RATIFICATION AND APPROVAL OF THE LASER CORPORATION
                       1999 STOCK INCENTIVE PLAN


Background

            As of June 30, 1998, the two stock option plans for employees terminated by their terms. As a result, the Board of Directors, believing that the ability to grant stock option to key employees is necessary to attract and retain key employees, authorized the adoption of the Laser Corporation Stock Incentive Plan (the "1999 Plan") to make an additional 150,000 shares of Company Common Stock available for distribution to the Company's key officers and employees.

            Consequently, the shareholders will be asked at the Annual Meeting to vote on a proposal to ratify and approve the adoption of the 1999 Plan.
The 1999 Plan was approved by the Board of Directors on March 30, 1998, subject to stockholder approval.

         The Board of Directors believes that substantial benefits accrue to the Company from the granting of stock awards under the 1999 Plan to its

=============================================================================
key officers and employees. Such awards encourage such persons to acquire a proprietary interest in the Company through stock ownership and thereby afford them a greater incentive to enhance the value of the Company's Common Stock through their own efforts in improving the Company's business. The granting of awards under the 1999 Plan will also assist the Company in obtaining and attracting competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and will provide incentive to the participating personnel which will inure to the benefit of all shareholders of the Company. For these reasons, the Board adopted the 1999 Plan.
Accordingly, the Board of Directors and management believe that ratification and approval of the 1999 Plan is in the best interests of the Company and recommend that shareholders vote in favor of the proposal.

         The following is a summary of the material features of the 1999
Plan and is qualified in its entirety by reference to it. A copy of the 1999 Plan is attached hereto as Exhibit A.


General

         The 1999 Plan provides for the issuance of stock options, performance stock units, restricted stock units or any combination thereof (each an "Award"). Stock options may be granted to Eligible Employees (as such term is defined within the 1999 Plan). Eligible Employees may be granted "incentive stock options" within the meaning of Section 422A of the Code and non-qualified (for federal income tax purposes) stock options.

         Performance stock units and restricted stock units may be granted to Eligible Employees and represent the right to receive one share of Company Common Stock. In the case of performance stock units, Company Common Stock would be received upon the attainment of certain Company performance objectives. Such performance objectives would be set by the Committee (as defined below). In the case of restricted stock units, Company Common Stock would be received upon completion of a restriction period, the duration of which would be determined by the Committee.

         In all cases, Awards are subject to the terms and provisions of the 1999 Plan described below. The maximum number of shares of Company Common Stock reserved and available for issuance under the 1999 Plan is 150,000 shares, which constitutes approximately 10.8% of the outstanding shares of company Common Stock (as of March 1, 1999).


Duration and Administration of the 1999 Plan

         The 1999 Plan will terminate on January 1, 2009, unless otherwise terminated by resolution of the Board of Directors. Initially, the 1999 Plan will be administered by the Company's Stock Option Committee (the "Committee"). The Committee is composed solely of two or more Directors who are non-employee Directors. The current members of the Committee are Rod O. Julander and Elizabeth A. Whitsett (see, "The Board of Directors and Committees of the Board"). It is anticipated that Reinhardt Thyzel will replace Mrs. Whitsett as a member of the Committee. Subject to the terms and

=============================================================================
conditions of the 1999 Plan, the Committee has full and final authority in its absolute discretion to, without limitation: (i) determine the terms and conditions of Awards; (ii) construe and interpret the 1999 Plan and any agreement or instrument entered into thereunder; (iii) adopt, amend, or rescind rules and regulations that may be advisable in the administration of the 1999 Plan; (iv) establish, amend or waive the rules and regulations and the instruments evidencing Awards granted under the 1999 Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the 1999 Plan. Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the 1999 Plan and of its rules and regulations will be, to the extent permitted by law, conclusive and binding upon all Eligible Employees and upon any person claiming under or through any of them. Neither the Committee nor any of its members is liable for any action taken by the Committee pursuant to the 1999 Plan. No member of the Committee is liable for the act of any other member.


Securities Subject to the 1999 Plan

         No more that 150,000 shares of Company Common Stock may be issued pursuant to the 1999 Plan in the aggregate, subject to equitable adjustment by the Committee in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments. If any Award expires without having been fully exercised, the shares with respect to which such Award has not been exercised will be available for further Awards.


Grant and Method of Exercise of Awards

         Subject to certain conditions, the duration of each Award granted under the 1999 Plan will be determined by the Committee, provided that no Award shall be granted after the tenth anniversary of the establishment of the 1999 Plan and no such Award shall be exercisable or vest, as applicable, later than the tenth anniversary of the date the Award was granted.

         Each stock option granted under the 1999 Plan will have an exercise price of no less than the fair market value at the date of grant which will be determined by averaging the highest and lowest sales prices for the Company Common Stock on the date of the grant. A stock option granted under the 1999 Plan will become exercisable in increments of one-third (1/3) of the shares of Company Common Stock which are covered by the stock option. The first third is immediately exercisable on the date of the grant with the remaining two-thirds (2/3) to become exercisable on the first anniversary date of the grant.

         Shares of the Company Common Stock shall be deliverable upon the vesting of performance stock unit Awards or restricted stock unit Awards for no consideration other than services rendered or, in the Committee's sole discretion, the minimum amount of consideration other than services, required to be received by the Company in order to assure compliance with applicable state law, which amount shall not, in any case, exceed ten percent (10%) of the fair market value of such shares of Company Common Stock on the date of issuance.

==============================================================================
         Awards may be exercised by the giving of written notice to the Company of the exercise of the Award accompanied by full payment of the exercise price (if applicable) in cash or, in the Committee's discretion, its equivalent. The Committee also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation T.


Exercise of Stock Options upon Termination of Employment

           Termination due to Death or Disability

         If an Eligible Employee's employment with the Company and all subsidiaries ceases because of death or disability, the option may be exercised by the Eligible Employee (or, in the event of death, such person's estate or personal representative) until the earlier of either: (i) the first anniversary of such termination of employment, or (ii) the expiration of the option, but only to the extent the option was exercisable at the date of such termination of employment.

         Termination Without Cause or Due to Constructive Termination

         If an Eligible Employee's employment with the Company and all subsidiaries is terminated by the Company without "cause" or in the event of "Constructive Termination" (including a "Change in Control") (as all such terms are defined within the 1999 Plan) the option may be exercised by the Eligible Employee (or, in the event of death, such person's estate or personal representative) until the expiration of the option, but only to extent the option was exercisable at the date of such termination of employment. The option agreements with respect to the Awards granted under the 1999 Plan to date provide for the immediate and full vesting of the option if the optionee's employment is terminated without "cause" or in the event of the optionee's "Constructive Termination."

         Termination for any other Reason

         If an Eligible Employee's employment with the Company and all subsidiaries ceases for any reason other than death, disability, without cause or Constructive Termination, the option may be exercised by the Eligible Employee (or, in the event of death, such person's estate or personal representative) until the earlier of either: (i) the 90th day following such termination of employment, or (ii) the expiration of the option, but only to the extent the option was exercisable at the date of such termination of employment.

         Subject to certain limitations set forth in the 1999 Plan, the Committee may waive any restrictions or conditions set forth in an option agreement concerning an Eligible Employee's right to exercise any stock option and/or the time and method of exercise.

===============================================================================



Cancellation of Restricted Stock Unit
Awards or Performance Stock Unit Awards

         If an Eligible Employee's employment with the Company and all subsidiaries terminates for any reason, the unvested portion of any restricted stock unit Awards or performance stock unit Awards will be canceled and the Eligible Employee shall not be entitled to receive any consideration in respect of such cancellation; provided, however, that the Committee, subject to certain limitations set forth in the 1999 Plan, may waive any restrictions or conditions relating to the vesting of restricted stock unit Awards and performance stock unit Awards.


Income Tax Treatment

         The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Eligible Employees and the Company of Awards granted under the 1999 Plan generally should be as set forth in the following summary. This summary only addresses income tax consequences for Eligible Employees and the Company.

         An Eligible Employee who is granted an incentive stock option which qualifies under Section 422 of the Code will not recognize income at the time of grant or exercise of such Award. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such Award. Upon the exercise of an incentive stock option, however, special alternative minimum tax rules apply for the Eligible Employee. When the Eligible Employee sells such shares more than one (1) year after the date of exercise of an Award and more than two (2) years after the date of grant of the incentive stock option, the employee will normally recognize a long term capital gain or loss equal to the difference, if any, between the sales price of such shares and the option exercise price. If the Eligible Employee does not hold such shares for the period, when the employee sells such shares, the employee will recognize ordinary compensation income and possible capital gain or loss in such amounts as are prescribed by the Code and the regulations thereunder. Subject to applicable provisions of the Code and regulation, the Company generally will be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

         An Eligible Employee to whom a non-qualified option (an option which is not an incentive stock option) is granted will not recognize income at the time of grant of such option. When the Eligible Employee exercises such non-qualified option, such person will recognize ordinary compensation income equal to the difference, if any, between the option exercise price and the fair market value, as the date of the option exercise, of the shares such person receives. The tax basis of such shares to such person will be equal to the fair market value, as of the date of the option exercise, of the shares such person receives (or the exercise price, if greater) and the holding period for such shares will commence on the day on which such person recognized taxable income in respect to such shares. Subject to applicable provisions of the Code and regulations, the Company generally will be entitled to a federal income tax deduction in respect of non-qualified options in the

=============================================================================
amount of such ordinary compensation income recognized by the Eligible
Employee.

         An Eligible Employee to whom a restricted stock unit award or a performance stock unit award is granted will not recognize income at the time of grant to such Award. When such Eligible Employee receives shares of Company Common Stock, the Eligible Employee will recognize ordinary compensation income equal to the fair market value of any shares received. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in respect of the Award of Company Common Stock in an amount equal to the ordinary compensation income recognized by the Eligible Employee.

         The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of Awards of the Company or to describe tax consequences based on particular circumstances. It is based on the United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. This discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.


Vote Required

         The action of the Board of Directors in adopting the 1999 Plan requires the ratification and approval by an affirmative vote of the holders of a majority of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE LASER CORPORATION STOCK INCENTIVE PLAN.



    PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has selected Tanner + Co. as the independent public accountants of the Company for the fiscal year ending December 31, 1999. Tanner + Co. has served as the Company's independent public accountants since November 4, 1994.

            During the two most recent years the Company has not consulted with Tanner + Co. on items which (i) were or should have been subject to SAS 50 or (ii) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).

            Representatives of Tanner + Co. are expected to attend the Annual Meeting of Shareholders and will be available to respond to appropriate questions and will be afforded the opportunity to make a statement if they desire to do so.

=============================================================================
            In the absence of instructions to the contrary, the persons named in the Proxy will vote the Proxies FOR ratification of the selection of Tanner + Co. as independent public accountants for the Company.


                      SHAREHOLDER PROPOSALS

         If a Shareholder wishes to present a proposal at the 2000 Annual Meeting of Shareholders, the proposal must be received by Laser Corporation, 2417 South 3850 West, Salt Lake City, Utah 84120 prior to December 15, 1999. The Board of Directors will review any proposal which is received by that date and determine whether it is a proper proposal to present at the 2000 Annual Meeting.


                          VOTE REQUIRED

         A majority of the 1,387,538 issued and outstanding shares of common stock of the Company shall constitute a quorum at the Annual Meeting. Under the Utah Revised Business Corporation Act, the affirmative vote of at least a majority of the shares represented at the meeting is required for all proposals to come before the meeting.


                          OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present, a matter for action at the 1999 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting.
If any other matter properly comes before the meeting, it is intended that the holders of Proxies will act in accordance with their best judgment. The Board of Directors may read the minutes of the 1998 Annual Meeting of Shareholders and make reports, but Shareholders will not be requested to approve or disapprove such minutes or reports.

         In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of common stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENTS SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "10-KSB") MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY, ATTENTION: ROD O. JULANDER, SECRETARY, 2417 SOUTH 3850 WEST, SALT LAKE CITY, UTAH 84120. COPIES OF THE COMPANY'S 1998 ANNUAL REPORT TO SHAREHOLDERS, INCLUDING THE 10-KSB, ARE BEING MAILED WITH THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED BY WRITING TO LASER CORPORATION, ATTENTION: ROD O. JULANDER, SECRETARY, 2417 SOUTH 3850 WEST, SALT LAKE CITY, UTAH 84120.

=============================================================================
         The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying Notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States.
A prompt return of your Proxy will be appreciated.

                             By Order of the Board of Directors




                             Rod O. Julander, Secretary




Salt Lake City, Utah
April 14, 1999

=============================================================================
                                 EXHIBIT A


                              LASER CORPORATION
                             STOCK INCENTIVE PLAN

                        TO BE EFFECTIVE JANUARY 1, 1999




SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

         The name of this Plan is the Laser Corporation Stock Incentive Plan (the "Plan"). The purpose of this Plan is to enable the Corporation (as hereinafter defined) and its Subsidiaries (as hereinafter defined) to obtain and retain competent personnel who will contribute to the Corporation's success by their ability, ingenuity and industry and to provide incentives to the participating officers and key employees which are related to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Corporation.

     For purposes of this Plan, the following terms shall be defined as set forth below:

     (a) "Award" means any grant under this Plan in the form of Stock Options, Performance Stock Units, Restricted Stock Units or any combination of the foregoing.

     (b) "Board" means the Board of Directors of the Corporation.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (d) "Committee" means the Stock Option Committee or any other committee the Board may subsequently appoint to administer this Plan. The Committee shall be composed entirely of directors who meet the qualifications referred to in Section 2 of this Plan.

     (e) "Corporation" means Laser Corporation, a corporation incorporated under the laws of the State of Utah (or any successor corporation).

     (f) "Disability" means an event of illness or other incapacity of Optionee resulting in Optionee's failure or inability to discharge Optionee's duties as an employee of the Corporation, any Subsidiary or any Related Entity for ninety (90) or more days during any period of 120 consecutive days.

     (g) "Eligible Employee" means an employee of the Corporation, any Subsidiary or any Related Entity as described in Section 4 of this Plan.

============================================================================
     (h) "Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder, the mean of the high and low trading price of the Stock on such date as reported on The Nasdaq Stock Market or if the Stock is not then traded on The Nasdaq Stock Market, on such other national securities exchange on which the Stock is admitted to trade or, if none, on the National Association of Securities Dealers Automated Quotation System if the Stock is admitted for quotation thereon; provided, however, that if any such system, exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first day immediately proceeding such day on which such system, exchange or quotation system was open for trading; provided, further, that in all other circumstances, "Fair Market Value" means the value determined by the Committee after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under Section 170(a)(1) of the Code.

     (i) "Incentive Stock Option" means any Stock Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

     (j) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 ("Rule 16b-3"), as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), or any successor definition adopted by the Securities and Exchange Commission.

     (k) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (l) "Optionee" means a Participant granted a Stock Option pursuant to
Section 5 of this Plan which remains outstanding.

     (m) "Participant" means any Eligible Employee selected by the Committee, pursuant to the Committee's authority in Section 2 of this Plan, to receive Awards.

     (n) "Performance Stock Unit" means the right to receive one share of Stock as set forth in an Award granted pursuant to Section 7 of this Plan.

     (o) "Related Entity" means any corporation, joint venture or other entity, domestic or foreign, other than a Subsidiary, in which the Corporation owns, directly or indirectly, a substantial equity interest.

     (p) "Restricted Stock Unit" means the right to receive one share of Stock as set forth in an Award granted pursuant to Section 7 of this Plan.

     (q) "Retirement" means (i) retirement from active employment under a retirement plan of the Corporation, any Subsidiary or Related Entity or under an employment contract with any of them or (ii) termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

     (r) "Stock" means the common stock, par value $0.05 per share, of the Corporation.

=============================================================================
     (s) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 of this Plan.

     (t) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


SECTION 2.  ADMINISTRATION.

         This Plan shall be administered by the Committee, composed solely of two or more directors who are Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. In the event that a Committee has not been appointed or in the Board's sole discretion, this Plan shall be administered by the Board which shall have all of the power and authority of the Committee set forth below. The Committee shall have the power and authority in its sole discretion to grant Awards pursuant to the terms and provisions of this Plan.

     In particular, the Committee shall have the full authority, not inconsistent with this Plan:

     (a)  to select Participants;

     (b) to determine whether and to what extent Awards are to be granted to Participants hereunder;

     (c) to determine the number of shares of Stock to be covered by each such Award granted hereunder, but in no case shall such number be in the aggregate greater than that allowed under this Plan;

     (d) to approve or ratify transactions by Participants involving acquisitions from the Corporation or dispositions to the Corporation of equity securities of the Corporation made pursuant to the terms of this Plan;

     (e) to determine the terms and conditions of any Award granted hereunder (including, without limitation, (i) the restrictive periods applicable to Restricted Stock Unit Awards and (ii) the performance objectives and periods applicable to Performance Stock Unit Awards);

     (f) to waive compliance by a Participant with any obligation to be performed by such Participant under any Award and to waive any term or condition of any such Award (provided, however, that no such waiver shall detrimentally affect the rights of the Participant without such Participant's consent); and

     (g) to determine the terms and conditions which shall govern all written agreements evidencing the Awards.

=============================================================================
         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time deem advisable; to interpret the provisions of this Plan and the terms and conditions of any Award issued, expired, terminated, canceled or surrendered under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

         All decisions made by the Committee pursuant to the provisions of this Plan and as to the terms and conditions of any Award (and any agreements relating thereto) shall be final and binding on all persons, including the Corporation and the Optionees.


SECTION 3.  NUMBER OF SHARES OF STOCK SUBJECT TO PLAN.

         The total number of shares of Stock reserved and available for issuance under this Plan shall be one hundred fifty thousand (150,000). Such shares of Stock may consist, in whole or in part, of authorized and unissued shares of Stock, treasury shares or issued shares of Stock reacquired by the Corporation at any time, as the Board may determine.

         To the extent that (a) a Stock Option expires or is otherwise terminated, canceled or surrendered without being exercised (including, without limitation, in connection with the grant of a replacement option) or
(b) any Restricted Stock Unit Award or Performance Stock Unit Award granted hereunder expires or is otherwise terminated or is canceled, the shares of Stock underlying such Stock Option or subject to such Restricted Stock Unit Award or Performance Stock Unit Award shall again be available for issuance in connection with future Awards under this Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off, or other change in corporate structure or capitalization affecting the Stock, the Committee shall make an equitable adjustment or substitution in the number and class of shares reserved for issuance under this Plan, the number and class of shares covered by outstanding Awards and the option price per share of Stock Options to reflect the effect of such change in corporate structure or capitalization on the Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated; provided further, however, that if by reason of any such change in corporate structure or capitalization a Participant holding a Restricted Stock Unit Award or Performance Stock Unit Award shall be entitled, subject to the terms and conditions of such Award, to additional or different shares of any security, the issuance of such additional or different shares shall thereupon be subject to all of the terms and conditions (including restrictions and performance criteria) which were applicable to such Award prior to such change in corporate structure or capitalization; and, provided, further, however, that unless the Committee in its sole discretion determines otherwise, any issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no such adjustment or substitution by reason thereof shall be made with respect to, the number or class of shares reserved for issuance

=============================================================================
under this Plan, the number or class of shares covered by outstanding Awards or any option price or applicable price.


SECTION 4.  ELIGIBILITY.

         Officers and other key employees of the Corporation, its Subsidiaries and its Related Entities who are responsible for or contribute to the management, growth or profitability of the business of the Corporation, its Subsidiaries or its Related Entities shall be eligible to be granted Awards; provided however, with respect to an employee of a Related Entity, that such person was an employee of the Corporation, a Subsidiary or, if originally an employee of the Corporation or a Subsidiary, of another Related Entity immediately prior to becoming employed by such Related Entity and accepted employment with such Related Entity at the request of the Corporation or a Subsidiary. The Participants under this Plan shall be selected, from time to time, by the Committee, in its sole discretion, from among those Eligible Employees.


SECTION 5.  STOCK OPTIONS.

         (a) GRANT AND EXERCISE. Stock Options may be granted either alone or in addition to other Awards granted under this Plan. Any Stock Option granted under this Plan shall be in such form as the Committee may, from time to time, approve, and the terms and conditions of Stock Option Awards need not be the same with respect to each Optionee. Each Optionee shall enter into a Stock Option agreement ("Stock Option Agreement") with the Corporation, in such form as the Corporation shall determine, which agreement shall set forth, among other things, the option price of the option, the term of the option and conditions regarding exercisability of the option granted thereunder.

               (i) NATURE OF OPTIONS. The Committee shall have the authority to grant any Participant either Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options, except that the Committee shall not grant any Incentive Stock Options to an employee of a Related Entity. Any Stock Option which does not qualify as an Incentive Stock Option, or the terms of which at the time of its grant provide that it shall not be treated as an Incentive Stock Option, shall constitute a Nonqualified Stock Option.

                (ii) EXERCISABILITY. Subject to such terms and conditions as shall be determined by the Committee in its sole discretion at or after the time of grant, Stock Options shall be exercisable from time to time to the extent of 33% of the number of shares of Stock covered by the Stock Option immediately upon the date of grant of the Stock Option, and to the extent of 100% of the number of shares of Stock covered by the Stock Option on and after the first anniversary and before the expiration of the stated term of the Stock Option (or to such lesser extent as the Committee in its sole discretion shall determine at the time of grant or to such greater extent as the Committee in its sole discretion shall determine at or after the time of grant).

=============================================================================
                  (iii) METHOD OF EXERCISE. Stock Options may be exercised by giving written notice of exercise delivered in person or by mail as required by the terms of any Stock Option Agreement at the Corporation's principal executive office, specifying the number of shares of Stock with respect to which the Stock Option is being exercised, accompanied by payment in full of the option price in cash or its equivalent as determined by the Committee in its sole discretion. If requested by the Committee, the Optionee shall deliver to the Corporation the Stock Option Agreement evidencing the Stock Option being exercised for notation thereon of such exercise and return thereafter of such agreement to the Optionee. As determined by the Committee in its sole discretion at or after the time of grant, payment of the option price in full or in part may also be made in the form of shares of unrestricted Stock already owned by the Optionee (based on the Fair Market Value of the Stock on the date the Stock Option is exercised); provided however, that in the case of an Incentive Stock Option, the right to make payment of the option price in the form of already owned shares of Stock may be authorized only at the time of grant. The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with this Plan's purpose and applicable law. An Optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares of Stock subject to the Stock Option when the Optionee has given written notice of exercise, has paid in full for such shares of Stock, and, if requested, has made representations described in Section 9(a) of this Plan.

         (b) TERMS AND CONDITIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable.

                  (i) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant; provided, however, that if any Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary when an Incentive Stock Option is granted to such Participant, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be not less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                  (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee at the time of grant, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if any Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary when an Incentive Stock Option is granted to such Participant, such Stock Option (to the extent required by the Code at time of grant) shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

==============================================================================
                  (iii) TRANSFERABILITY OF OPTIONS. Except as otherwise determined by the Committee, no Stock Options shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee, or in the case of Optionee's legal incompetency, only by Optionee's guardian or legal representative.

                  (iv) OPTION EXERCISE AFTER TERMINATION BY REASON OF DEATH OR DISABILITY. If an Optionee's employment with the Corporation, any Subsidiary or any Related Entity terminates by reason of death or Disability, and Stock Option held by such Optionee may thereafter be exercised for a period of one year (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term if such Stock Option, whichever period is shorter, to the extent to which the Optionee would on the date of termination have been entitled to exercise the Stock Option (or to such greater or lesser extent as the Committee in its sole discretion shall determine at or after the time of grant). In the event of a termination of employment by reason of death or Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

                  (v) OPTION EXERCISE AFTER TERMINATION WITHOUT CAUSE OR CONSTRUCTIVE TERMINATION. If an Optionee's employment with the Corporation, any Subsidiary, or any Related Entity is terminated, by the Corporation or such Subsidiary or such Related Entity, without "Cause" (as such term is defined within the Stock Option Agreement) or in the event of "Constructive Termination" (as such term is defined within the Stock Option Agreement) of the Optionee's employment with the Corporation or such Subsidiary or such Related Entity is so terminated the Committee, in its sole discretion, may permit the Optionee to exercise any Stock Option held by such Optionee, to the extent not theretofore exercised, in whole or in part with respect to all remaining shares covered by the Stock Option at any time prior to the expiration of the Stock Option (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant), to the extent to which the Optionee would on the date of termination have been entitled to exercise the Stock Option (or to such greater or lesser extent as the Committee in it sole discretion shall determine at or after the time of grant). An Optionee's acceptance of employment, at the request of the Corporation or a Subsidiary, with a Related Entity (or acceptance of employment, at the request of the Corporation or a Subsidiary, with any other Related Entity), shall not be deemed a termination of employment hereunder and any Stock Option held by Optionee may be exercised thereafter to the extent that the Optionee would on the date of exercise have been entitled to exercise such Stock Option if such Optionee had continued to be employed by the Corporation or such Subsidiary (or such initial Related Entity), provided that the Optionee has been in continuous employ with the Related Entity to which such Optionee has moved from the date of acceptance of employment therewith until the date of exercise. In the event of termination of employment by the Corporation, any Subsidiary or any Related Entity without

=============================================================================
Cause or in the event of Constructive Termination of the Optionee's employment or the acceptance of employment with a Related Entity, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

                  (vi) OPTION EXERCISE AFTER TERMINATION OR RESIGNATION. If an Optionee's employment with the Corporation, any Subsidiary, or any Related Entity terminates for any reason not set forth in Sections 5(iv) or (v) above, the Committee, in its sole discretion, may permit the Optionee to exercise any Stock Option held by such Optionee to the extent such Option was exercisable on the date of such termination (or to such greater or lesser extent as the Committee in its sole discretion shall determine at or after the time of grant) for a period of ninety (90) days from the date of such termination (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant).

                  (vii) OTHER TERMINATION. Except as otherwise provided in this Section 5 of this Plan, or as determined by the Committee in its sole discretion, if an Optionee's employment with the Corporation, any Subsidiary or any Related Entity terminates, all Stock Options held by the Optionee will terminate.

                  (viii) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for incentive stock option treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the date of Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Corporation or any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000; provided, however, that if the aggregate Fair Market Value (so determined) of the shares of Stock covered by such options exceeds $100,000 during any year in which they become exercisable, such options with a Fair Market Value in excess of $100,000 will be Nonqualified Stock Options.


SECTION 6.  RESTRICTED STOCK UNITS AND PERFORMANCE STOCK UNITS.

         (a) GRANT. Awards of Restricted Stock Units or Performance Stock Units may be granted either alone or in addition to other Awards granted under this Plan. Each Restricted Stock Unit or Performance Stock Unit represents the right to receive, subject to the terms and provisions of this Plan and any agreements evidencing such Awards, one share of Stock. If the Committee in its sole discretion so determines at the time of grant, a Participant to whom a Restricted Stock Unit Award or Performance Stock Unit Award has been granted may be credited with an amount equivalent to all cash dividends ("Dividend Equivalents") that would have been paid to the holder of such Restricted Stock Unit Award or Performance Stock Unit Award if one share of Stock for every Restricted Stock Unit or Performance Stock Unit awarded had been issued to the holder on the date of grant of such Restricted Stock Unit Award or Performance Stock Unit Award. The Committee shall determine the terms and conditions of each Restricted Stock Unit Award and Performance Stock Unit, including without

=============================================================================
limitation, the number of Restricted Stock Units or Performance Stock Units to be covered by such Awards, the restricted period applicable to Restricted Stock Unit Awards and the performance objectives applicable to Performance Stock Unit Awards. The Committee in its sole discretion may prescribe terms and conditions applicable to the vesting of such Restricted Stock Unit Awards or Performance Stock Unit Awards in addition to those provided in this Plan. The Committee shall establish such rules and guidelines governing the crediting of Dividend Equivalents, including the timing, form of payment and payment contingencies of Dividend Equivalents, as it may deem desirable. The Committee in its sole discretion may at any time accelerate the time at which the restrictions on all or any part of a Restricted Stock Unit Award lapse or deem the performance objectives with respect to all or any part of a Performance Stock Unit Award to have been attained. Restricted Stock Units Awards and Performance Stock Unit Awards shall not be transferable otherwise than by will or by the laws of descent and distribution. Shares of Stock shall be deliverable upon the vesting of Restricted Stock Unit Awards and Performance Stock Unit Awards for no consideration other than services rendered or, in the Committee's sole discretion, the minimum amount of consideration other than services (such as the par value of Stock) required to be received by the Corporation in order to assure compliance with applicable state law, which amount shall not exceed 10% of the Fair Market Value of such shares of Stock on the date of issuance. Each such Award shall be evidenced by a Restricted Stock Unit agreement ("Restricted Stock Unit Award Agreement") or Performance Stock Unit Award agreement ("Performance Stock Unit Award Agreement").

         (b) TERMS AND CONDITIONS. Unless otherwise determined by the Committee in its sole discretion:

                  (i) a breach of any term or condition provided in this Plan, the Restricted Stock Unit Award Agreement or the Performance Stock Unit Award Agreement or established by the Committee with respect to such Restricted Stock Unit Award or Performance Stock Unit Award will cause a cancellation of the unvested portion of such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) and the Participant shall not be entitled to receive any consideration in respect of such cancellation; and

                  (ii) termination of such holder's employment with the Corporation, any Subsidiary or any Related Entity prior to the lapsing of the applicable restriction period or attainment of applicable performance objectives will cause a cancellation of the unvested portion of such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) and the Participant shall not be entitled to receive any consideration in respect of such cancellation.

         (c) COMPLETION OF RESTRICTION PERIOD AND ATTAINMENT OF PERFORMANCE OBJECTIVES. To the extent that restrictions with respect to any Restricted Stock Unit Award lapse or performance objectives with respect to any Performance Stock Unit Award are attained and provided that other applicable terms and conditions have been satisfied:

===============================================================================

                  (i) such of the Restricted Stock Units or Performance Stock Units as to which restrictions have lapsed or performance objectives have been attained shall become vested and the Committee shall cause to be issued and delivered to the Participant a stock certificate representing a number of shares of Stock equal to such number of Restricted Stock Units or Performance Stock Units, and, subject to Section 11(a) hereof, free of all restrictions; and

                  (ii) any Dividend Equivalents credited in respect of such Restricted Stock Units or Performance Stock Units shall become vested to the extent that such Restricted Stock Units or Performance Stock Units shall have become vested and the Committee shall cause such Dividend Equivalents to be delivered to the Participant.

         Any such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) that shall not have become vested at the end of the applicable restricted period or the period given for the attainment of performance objectives shall expire, terminate and be cancelled and the Participant shall not thereafter have any rights with respect to the Restricted Stock Units or Performance Stock Units (or any Dividend Equivalents credited in respect thereto) covered thereby.


SECTION 7.  AMENDMENT AND TERMINATION.

         The Board may amend, alter, or discontinue this Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or which, without the approval of the stockholders of the Corporation (where such approval is necessary to satisfy then applicable requirements of Rule 16b-3 under the Exchange Act, any Federal tax law relating to Incentive Stock Options or applicable state law), would:

          (a) except as provided in Section 3 of this Plan, increase the total number of shares of Stock which may be issued under this Plan;

          (b) except as provided in Section 3 of this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the grant of the Option;

          (c) change the class of employees eligible to participate in this Plan; or

          (d) extend (i) the period during which Stock Options may be granted or (ii) the maximum period of any Award under Sections 5(b)(ii) or 6(b)(i) of this Plan.

         Except as restricted herein with respect to Incentive Stock Options, the Committee may amend or alter the terms and conditions of any Award theretofore granted, and of any agreement evidencing such Award, prospectively or retroactively, but no such amendment or alteration shall impair the rights of any Optionee under such Award or agreement without such Optionee's consent.

===============================================================================

SECTION 8.  UNFUNDED STATUS OF PLAN.

         This Plan is intended to constitute an "unfunded" plan. With respect to any payments not yet made and due to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation.


SECTION 9.  GENERAL PROVISIONS.

         (a) The Committee may require each Optionee purchasing shares of Stock pursuant to a Stock Option to represent to and agree with the Corporation in writing that such Optionee is acquiring the shares of Stock without a view to distribution thereof. All certificates for shares of Stock delivered under this Plan and, to the extent applicable, all evidences of ownership with respect to Dividend Equivalents delivered under this Plan, shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or quotation system on which the Stock is admitted for trading and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan shall not confer upon any employee of the Corporation, any Subsidiary or any Related Entity any right to continued employment with the Corporation, any Subsidiary or any Related Entity as the case may be, nor shall it interfere in any way with the right of the Corporation, any Subsidiary or any Related Entity to terminate the employment of any of its employees at any time.

         (c) Each Participant shall be deemed to have been granted an Award on the date the Committee took action to grant such Award under this Plan or such later date as the Committee in its sole discretion shall determine at the time such grant is authorized.

         (d) Unless the Committee otherwise determines, each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Corporation under this Plan shall be conditional on such payment or arrangements and the Corporation (and, where applicable, its Subsidiaries and its Related Entities) shall, to the extent permitted by law, have the right to

===============================================================================
deduct any such taxes from any payment of any kind otherwise due to the Participant. A Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Corporation to withhold from shares of Stock to be issued upon the exercise of a Stock Option or upon the vesting of any Restricted Stock Unit Award or the Performance Stock Unit Award a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due, or (ii) transferring to the Corporation shares of Stock owned by the Participant with an aggregate Fair Market Value that would satisfy the withholding amount due. With respect to any Participant who is an executive officer, the election to satisfy the tax withholding obligations relating to the exercise of a Stock Option or to the vesting of a Restricted Stock Unit Award or Performance Stock Unit Award in the manner permitted by this subsection (d) shall be made during the "window period" as described within the Corporation Insider Trading Policy unless otherwise determined in the sole discretion of the Committee of the Board.

         (e) No member of the Board or the Committee, nor any officer or employee of the Corporation acting on behalf of the Board or the Committee, shall be personally liable for any action, failure to act, determination or interpretation taken or made in good faith with respect to this Plan, and all members of the Board or the Committee and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, failure to act, determination or interpretation.

         (f) This Plan is intended to satisfy the conditions of Rule 16b-3 under the Exchange Act, and all interpretations of this Plan shall, to the extent permitted by law, regulations and rulings, be made in a manner consistent with and so as to satisfy the conditions of Rule 16b-3 under the Exchange Act. The term "executive officer" as used in this Plan means any director or officer who is subject to the provisions of Section 16(b) of the Exchange Act. Any provisions of this Plan or the application of any provision of this Plan inconsistent with Rule 16b-3 under the Exchange Act shall be inoperative and shall not affect the validity of this Plan.

         (g) In interpreting and applying the provisions of this Plan, any Stock Option granted as an Incentive Stock Option pursuant to this Plan shall, to the extent permitted by law, regulations and rulings be construed as, and any ambiguity shall be resolved in favor of preserving its status as, an "incentive stock option" within the meaning of Section 422 of the Code. Once an Incentive Stock Option has been granted, no action by the Committee that would cause such Stock Option to lose its status under the Code as an "incentive stock option" shall be effective as to such Incentive Stock Option unless taken at the request of or with the consent of the Participant. Notwithstanding any provision to the contrary in this Plan or in any Incentive Stock Option granted pursuant to this Plan, if any change in law or any regulation or ruling of the Internal Revenue Service shall have the effect of disqualifying any Stock Option granted under this Plan which is intended to be an "incentive stock option" within the meaning of Section 422 of the Code, the Stock Option granted shall nevertheless continue to be outstanding as and shall be deemed to be a Nonqualified Stock Option under this Plan.

==============================================================================
         (h) Notwithstanding any other provision herein to the contrary, the maximum number of shares with respect to which Awards may be granted to the same Participant under this Plan may not exceed, in the aggregate, 20,000 shares, except to the extent of adjustments authorized by Section 3 of this Plan.


SECTION 10.  EFFECTIVE DATE OF PLAN.

         This Plan shall be effective January 1, 1999, subject to the approval by the affirmative vote of the holders of a majority of the shares of Stock of the Corporation present in person or by proxy at the meeting of stockholders on that date.


SECTION 11.  TERM OF PLAN.

         No Award shall be granted under this Plan on or after the tenth anniversary of the effective date of this Plan; provided, however, that Awards granted prior to such tenth anniversary may extend beyond that date.

================================================================================